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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 28, 2001


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the IndyMac ABS,
        Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD
      2001-A Home Equity Mortgage Loan Asset-Backed Certificates, Series
                                  SPMD 2001-A

                               IndyMac ABS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


           Delaware                333-47158            95-4685267
    ------------------         -----------------      ---------------
    (State or Other               (Commission         (I.R.S. Employer
       Jurisdiction               File Number)       Identification No.)
    of Incorporation)

                             155 North Lake Avenue
     Pasadena, California                                  91101
     --------------------                                --------
    (Address of Principal                               (Zip Code)
                               Executive Offices)

      Registrant's telephone number, including area code (800) 669-2300
                                                         -----

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

Item 5.   Other Events.
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      On February 28, 2001, IndyMac ABS, Inc. (the "Depositor") entered into a
Pooling and Servicing Agreement dated as of February 1, 2001 (the
"Agreement"), by and among the Depositor, IndyMac, Inc. ("IndyMac"), as seller (the "Seller") and as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2001-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
         Information and Exhibits.
         ------------------------

         Not applicable.

         Not applicable.

         Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of February 1, 2001, by and among the Depositor, the Seller, the Master Servicer and the Trustee.



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


SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac ABS, Inc.



                                By:  /s/ Victor H Woodworth
                                    ------------------------------------
                                    Victor H. Woodworth
                                    Vice-President



Dated:  July 31, 2001



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

                                 Exhibit Index



Exhibit                                                                   Page
-------                                                                   ----

99.1.       Pooling and Servicing Agreement,
            dated as of February 1, 2001, by
            and among, the Depositor,
            the Seller, the Master Servicer and the Trustee



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